                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant  /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:

/X/  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                        UNITED VENTURE CAPITAL FUND, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the approximate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:


          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number or the Form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                        UNITED VENTURE CAPITAL FUND, INC.
                          5619 DTC PARKWAY, 11TH FLOOR
                            ENGLEWOOD, COLORADO 80111
                                 (303) 267-0038

                                 August 30, 1999

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders of United Venture Capital Fund, Inc. (the "Company"), which will be held on Thursday, September 16, 1999 at 9:00 a.m (local time), at the Company's headquarters, 5619 DTC Parkway, Englewood, Colorado 80111.

         At this meeting, you will be asked to vote, in person or by proxy, on the following matters:

         1. the change of the name of the Company from United Venture Capital Fund, Inc. to "United Online International, Inc.;" and

         2. any other business as may properly come before the meeting or any postponements or adjournments thereof.

The official Notice of Meeting, Proxy Statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement.

         Regardless of your plans for attending in person, it is important that your shares be represented and voted at the Special Meeting.
Accordingly, you are urged to complete, sign and mail the enclosed proxy card as soon as possible.

                                       Sincerely,


                                       /s/ THEODORE C. HELLEN
                                       Theodore C. Hellen
                                       Chairman of the Board and Chief
                                         Executive Officer

                        UNITED VENTURE CAPITAL FUND, INC.
                          5619 DTC PARKWAY, 11TH FLOOR
                            ENGLEWOOD, COLORADO 80111
                                 (303) 267-0038

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 16, 1999

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of United Venture Capital Fund, Inc. (the "Company") will be held on Thursday, September 16, 1999 at 9:00 a.m. (local time), at the at the Company's headquarters, 5619 DTC Parkway, Englewood, Colorado 80111 to consider and act upon the following proposals:

         1. To approve and adopt an amendment to Article 1 of the Company's Articles of Incorporation to change the name of the Company from United Venture Capital Fund, Inc. to "United Online International, Inc."

         2. To transact such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

The Board of Directors has fixed the close of business on August 26, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Special Meeting or any postponements or adjournments thereof. A list of the Company's stockholders entitled to vote at the Special Meeting will be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days before the Special Meeting at the Company's offices. All stockholders are cordially invited to attend the Special Meeting.

                                       By Order of the Board of Directors
                                       /s/ Robert Hampe
                                       Robert Hampe
                                       Corporate Secretary

Denver, Colorado
August 30, 1999

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                        UNITED VENTURE CAPITAL FUND, INC.
                          5619 DTC PARKWAY, 11TH FLOOR
                            ENGLEWOOD, COLORADO 80111

                              --------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF STOCKHOLDERS
                                 AUGUST 30, 1999

                              --------------------

         This proxy statement contains information related to a Special Meeting of stockholders of United Venture Capital Fund, Inc. to be held on Thursday, September 16, 1999, beginning at 9:00 a.m. (local time) at the at the Company's headquarters, 5619 DTC Parkway, Englewood, Colorado 80111, and at any postponements or adjournments thereof.

                            ABOUT THE SPECIAL MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

         At our Special Meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record at the close of business on the record date, August 26, 1999, are entitled to receive notice of the Special Meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

         All stockholders as of the record date (August 26, 1999), or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 8:00 a.m. (local time) and the meeting will begin at 9:00 a.m. (local time). Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 12,568,075 shares of the Company's common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT IS THE BOARD'S RECOMMENDATION?

                              --------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 1,
                     AS DESCRIBED IN THIS PROXY STATEMENT.

                              --------------------

         The Board's recommendation is also set forth together with the description of Proposal 1 in this Proxy Statement. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required for approval of Proposal 1. A properly executed proxy marked "ABSTAIN" will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, such a proxy will have the effect of a negative vote. A properly executed, but UNMARKED proxy will be voted FOR the approval of Proposal 1.

WHAT ARE "BROKER NON-VOTES" AND HOW WILL THEY BE COUNTED?

         "Broker non-votes" occur when you hold your shares in "street name" through a broker of other nominee, and you do not give your broker or nominee specific instructions on your proxy card. If you fail to complete your proxy card:

         * your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon; and

         * your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

Broker non-votes will have the effect of a negative vote. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO WILL BEAR THE COST OF SOLICITING PROXIES?

         The Company will bear the cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement. In addition, the Company will reimburse brokerage firms and other persons representing you for their expenses in forwarding proxy material to you. The Company's directors, officers and employees may also solicit you by telephone and other means, but they will not receive any additional compensation for the solicitation.

                                 STOCK OWNERSHIP

HOW MUCH STOCK DO THE COMPANY'S DIRECTORS AND EXECUTIVE OFFICERS OWN AND HOW DO THEY INTEND TO VOTE?

         The following table shows the amount of common stock of the Company beneficially owned (unless otherwise indicated) by the directors and executive officers of the Company. The officers and directors have indicated that they intend to vote FOR the approval of Proposal 1. Except as otherwise indicated, all information is as of August 26, 1999. Because the officers and directors as a group and Mr. Hellen individually control a majority of the shares a majority of the outstanding shares of the Company's common stock, the outcome of the proposal is assured.

                                                  AGGREGATE NUMBER OF       PERCENT OF
                                                  SHARES BENEFICIALLY         SHARES
             NAME AND TITLE                            OWNED (1)           OUTSTANDING
-------------------------------------------       -------------------      -----------
Theodore C. Hellen, Chairman of the
  Board and Chief Executive Officer                  8,800,000(2)             70.0

Cliff C. Thompson, President and Director                    0                   *

Robert Hampe, Chief Financial Officer and
  Corporate Secretary                                        0                   *

Martin Nicoulan, Director                                3,500(3)                *

All Directors and Executive Officers
  as a Group (four persons)                          8,803,500                70.0


* Less than one percent.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if such person has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days from August 26, 1999. For purposes of this table, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.

(2) Includes 8,800,000 shares of common stock directly owned by Mr. Hellen.

(3) Includes 3,500 shares of common stock directly owned by Mr. Nicoulan.


WHO ARE THE LARGEST OWNERS OF THE COMPANY'S STOCK?

         As of August 26, 1999, the Company is not aware of any persons or entities that beneficially own more than five percent of the Company's common stock other than Theodore C. Hellen.

                                   PROPOSAL 1

         APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY FROM UNITED VENTURE CAPITAL FUND, INC. TO "UNITED ONLINE INTERNATIONAL, INC."

         The Board of Directors has approved and recommends that the stockholders approve an amendment to the Company's Articles of Incorporation to change the name of the Company from United Venture Capital Fund, Inc. to United Online International, Inc. If the proposal is approved, the Company intends to file an amendment to the Articles of Incorporation shortly after the Special Meeting. The amendment to the Articles of Incorporation will be effective immediately upon acceptance of the filing by the Secretary of the State of Colorado.

REASONS FOR THE PROPOSAL

         In April 1999, we acquired 100% of the issued and outstanding common stock of Ellenas International Corporation, an Internet service provider headquarted in Colorado. The Board of Directors believes that the name "United Online International, Inc." better reflects the current scope of our business. Furthermore, we expect to look for further growth opportunities and to expand into new geographic markets within the Internet industry. The Board of Directors believes that the name "United Online International, Inc." will allow the Company:

         * to enhance its corporate identity and name recognition as an international Internet service provider; and

         * to be recognized as a reliable source of wireless Internet access.

                              --------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 1.

                              --------------------

             STOCKHOLDER PROPOSALS FOR THE YEAR 2000 ANNUAL MEETING

         Any proposal or proposals intended to be presented by any stockholder at the 2000 Annual Meeting of Stockholders must be received by the Company by November 15, 1999 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting.

                         OTHER BUSINESS TO BE TRANSACTED

         As of the date of this Proxy Statement, the Board of Directors knows of no other business which may come before the Special Meeting. If any other business is properly brought before the Special Meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

                                       By Order of the Board of Directors
                                       /s/ Robert Hampe
                                       Robert Hampe
                                       Corporate Secretary

Englewood, Colorado
August 30, 1999

                      UNITED VENTURE CAPITAL FUND, INC.

                  PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                               August 30, 1999

      THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of United Venture Capital Fund, Inc. (the "Company") hereby appoints Theodore C. Hellen and Robert Hampe, or any of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the Special Meeting of Stockholders (the "Special Meeting") to be held on Thursday, September 16, 1999 at 9:00 a.m. (local time) at the Company's headquarters, 5619 DTC Parkway, Englewood, Colorado 80111, upon the following matter and any other matters and any other matter as may properly come before the Special Meeting or any adjournments thereof.

1. Proposal to approve the amendment to Article 1 of the Company's Articles of Incorporation to change the name of the Company from United Venture Capital Fund, Inc. to "United Online International, Inc."

                  [ ]  FOR      [ ]  AGAINST     [ ]  ABSTAIN


     This proxy, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL OF PROPOSAL 1, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF PROPOSAL 1.

     The undersigned hereby acknowledges prior receipt of the Notice of Special Meeting of Stockholders and Proxy Statement dated August 30, 1999 and hereby revokes any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation or proxy or a duly executed proxy bearing a later date, or by appearing at the Special Meeting and voting in person.

     If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

                                  Date:                              , 1999
                                        -----------------------------


                                  --------------------------------------------
                                  Signature of Stockholder or Authorized
                                  Representative

                                  Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign.


[ ]  I PLAN TO ATTEND THE SEPTEMBER 16, 1999 SPECIAL STOCKHOLDERS MEETING

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.